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                                                                    Exhibit 99.7

================================================================================

                       SWAP COUNTERPARTY RIGHTS AGREEMENT

                                      AMONG

                              JPMORGAN CHASE BANK,
                              AS SWAP COUNTERPARTY

         NAVISTAR FINANCIAL 2003-B OWNER TRUST, by Chase Manhattan Bank
 USA, National Association, not in its individual capacity, but solely as owner trustee under the Trust Agreement,
                                    AS ISSUER

                         NAVISTAR FINANCIAL CORPORATION,
                    AS SERVICER, CUSTODIAN, AND ADMINISTRATOR

               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION,
                                    AS SELLER

                                       AND

                              THE BANK OF NEW YORK,
                              AS INDENTURE TRUSTEE

                          DATED AS OF OCTOBER 31, 2003

================================================================================

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                                TABLE OF CONTENTS

ARTICLE I DEFINITIONS........................................................................ 1

 Section 1.01  Definitions................................................................... 1

ARTICLE II LIMITATIONS ON ISSUER'S CONSOLIDATION, MERGER OR SALE OF ASSETS................... 1

 Section 2.01      Consolidation or Merger; Sale or Disposition of Assets or Property........ 1

ARTICLE III AMENDMENTS TO TRANSACTION DOCUMENTS.............................................. 2

 Section 3.01      Amendments to the Pooling Agreement ...................................... 2
 Section 3.02      Amendments to the Servicing Agreement..................................... 2
 Section 3.03      Amendments to Trust Agreement............................................. 2
 Section 3.04      Amendments to Administration Agreement.................................... 2
 Section 3.05      Supplemental Indentures Without Consent of Swap Counterparty.............. 2
 Section 3.06      Amendments to Purchase Agreement.......................................... 2
 Section 3.07      Amendments to Lease Purchase Agreement.................................... 3

ARTICLE IV DELIVERY OF NOTICES AND REPORTS................................................... 3

 Section 4.01      Notices of Replacement of Indenture Trustee............................... 3
 Section 4.02      Notices of Events of Default, Enforcement and Termination................. 3
 Section 4.03      Notices of Amendment of the Administration Agreement ..................... 4
 Section 4.04      Notices of Supplemental Indentures........................................ 4
 Section 4.05      Notices of Amendment of the Trust Agreement............................... 4
 Section 4.06      Notices of Amendment of the Pooling Agreement............................. 4
 Section 4.07      Notices of Amendment of the Servicing Agreement........................... 4
 Section 4.08      Notices of Release of Property............................................ 5
 Section 4.09      Notices of Release of Collateral.......................................... 5
 Section 4.10      Notices of Removal of Administrator....................................... 5
 Section 4.11      Notices of Assignment of the Pooling Agreement............................ 5
 Section 4.12      Notices Generally......................................................... 5
 Section 4.13      Delivery of Reports....................................................... 5

ARTICLE V MISCELLANEOUS...................................................................... 6

 Section 5.01      Notices................................................................... 6
 Section 5.02      GOVERNING LAW............................................................. 6
 Section 5.03      Binding Effect............................................................ 6
 Section 5.04      Replacement of the Swap Counterparty...................................... 6
 Section 5.05      Severability of Provisions................................................ 6
 Section 5.06      Assignment................................................................ 6
 Section 5.07      Amendments................................................................ 6
 Section 5.08      Headings.................................................................. 7
 Section 5.09      Counterparts.............................................................. 7

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
 Section 5.10      Limitation of Liability .................................................  7
 Section 5.11      Termination .............................................................  7

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     THIS SWAP COUNTERPARTY RIGHTS AGREEMENT, dated as of October 31, 2003 (this
"Agreement"), is among JPMORGAN CHASE BANK, as Swap Counterparty (the "Swap Counterparty"), NAVISTAR FINANCIAL 2003-B OWNER TRUST, a Delaware statutory law trust (the "Trust" or the "Issuer"), by CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee (the "Owner Trustee"), NAVISTAR FINANCIAL CORPORATION, a Delaware corporation, as Servicer, Custodian, and Administrator ("NFC"), NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION, a Delaware corporation, as Seller ("NFRRC"), and THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

     WHEREAS, as of the date hereof, the Trust has entered into the Interest Rate Swap with the Swap Counterparty;

     WHEREAS, the parties intend in this Agreement to enumerate certain rights of the Swap Counterparty.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

     Section 1.01 Definitions. Capitalized terms used and not otherwise defined in this Agreement are defined in and shall have the respective meanings assigned them in Part I of Appendix A to the Pooling Agreement, dated as of the date hereof, among NFRRC and the Trust, as it may be amended, supplemented or modified from time to time (the "Pooling Agreement"), and all references herein to Articles and Sections are to Articles or Sections of other Basic Documents unless otherwise specified.

                                   ARTICLE II
         LIMITATIONS ON ISSUER'S CONSOLIDATION, MERGER OR SALE OF ASSETS

     Section 2.01 Consolidation or Merger; Sale or Disposition of Assets or Property.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuer, each stating that such consolidation or merger and related supplemental indenture shall have no material adverse tax consequence to the Swap Counterparty.

         (b) Except as otherwise expressly permitted by the Indenture or the other Basic Documents, the Issuer shall not sell, convey, exchange, transfer or otherwise dispose of any of its properties or assets, including those included in the Trust Estate, to any Person, unless the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuer, each stating that such sale, conveyance, exchange, transfer or disposition and related supplemental indenture shall have no material adverse tax consequence to the Swap Counterparty.

                                  ARTICLE III
                       AMENDMENTS TO TRANSACTION DOCUMENTS

     Section 3.01 Amendments to the Pooling Agreement. The Pooling Agreement may be amended from time to time by the Seller, the Servicer and the Owner Trustee in the manner specified by Section 5.01(b) of the Pooling Agreement; provided, however, that no such amendment shall be made unless either (A) the Swap Counterparty consents in writing to such amendment or (B) the amendment will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Swap Counterparty.

     Section 3.02 Amendments to the Servicing Agreement. The Servicing Agreement may be amended from time to time by the Seller, the Servicer and the Owner Trustee in the manner specified by Section 8.01 of the Servicing Agreement; provided, however, that no such amendment (other than any amendment of any of the types described in Section 5.01(a) of the Pooling Agreement) shall be made unless either (A) the Swap Counterparty consents in writing to such amendment or
(B) the amendment will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Swap Counterparty.

     Section 3.03 Amendments to Trust Agreement. The Owner Trustee shall furnish notice to the Swap Counterparty and to each of the Rating Agencies prior to obtaining consent to any proposed amendment under Section 8.2 of the Trust Agreement; provided, however, that no amendment shall be made unless either (A) the Swap Counterparty consents in writing to such amendment or (B) the amendment will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Swap Counterparty.

     Section 3.04 Amendments to Administration Agreement. The Administration Agreement may be amended from time to time, in the manner specified by Section 13(b) of the Administration Agreement; provided, however, that no such amendment shall be made unless either (A) the Swap Counterparty consents in writing to such amendment or (B) such amendment will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Swap Counterparty.

     Section 3.05 Supplemental Indentures Without Consent of Swap Counterparty. The Indenture may be supplemented from time to time in the manner specified by
Section 9.1(b) or 9.2 of the Indenture; provided, however, that no such supplement shall be made unless either (A) the Swap Counterparty consents in writing to such supplement or (B) such supplemental indenture will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Swap Counterparty.

                                       2

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     Section 3.06 Amendments to Purchase Agreement. The Purchase Agreement may
be amended pursuant to Section 6.01 thereof; provided, however, that no such amendment (other than any amendment of any of the types described in Section 5.01(a) of the Pooling Agreement) shall be made unless either (A) the Swap Counterparty consents in writing to such amendment or (B) such amendment will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Swap Counterparty.

     Section 3.07 Amendments to Lease Purchase Agreement. The Lease Purchase Agreement may be amended pursuant to Section 6.01 thereof; provided, however, that no such amendment (other than any amendment of any of the types described in Section 5.01(a) of the Pooling Agreement) shall be made unless either (A) the Swap Counterparty consents in writing to such amendment or (B) such amendment will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Swap Counterparty.

                                   ARTICLE IV
                         DELIVERY OF NOTICES AND REPORTS

     Section 4.01 Notices of Replacement of Indenture Trustee.

         (a) The Indenture Trustee shall provide the Swap Counterparty with a copy of any notice of its intent to resign delivered pursuant to Section 6.8(a) of the Indenture.

         (b) A successor Indenture Trustee shall deliver to the Swap Counterparty a copy of any acceptance under Section 6.8(c) of the Indenture.

     Section 4.02 Notices of Events of Default, Enforcement and Termination.

         (a) The Paying Agent shall give the Swap Counterparty notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes.

         (b) The Issuer shall deliver to the Swap Counterparty a copy of any notice it shall deliver pursuant to Section 3.7(d) of the Indenture in respect of the occurrence of a Servicer Default under the Servicing Agreement.

         (c) The Issuer shall give the Swap Counterparty prompt written notice of each Event of Default under the Indenture, each Servicer Default, each default on the part of the Seller of its obligations under the Servicing Agreement and each default on the part of NFC of its obligations under the Servicing Agreement.

         (d) If an Event of Default should occur and be continuing under the Indenture, and the Indenture Trustee or the requisite percentage of the Holders of the Notes declare all of

                                       3

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the notes immediately due and payable pursuant to Section 5.2(a) of the
Indenture, then the Indenture Trustee shall give prompt written notice thereof to the Swap Counterparty.

         (e) The Indenture Trustee shall promptly give to the Swap Counterparty written notice of any waiver pursuant to Section 5.12 of the Indenture.

         (f) The Indenture Trustee shall promptly provide to the Swap Counterparty written notice of each request for action that is made and direction received pursuant to Section 5.16 of the Indenture, with respect to the exercise of the Indenture Trustee's powers to compel performance or enforce the obligations of the parties under the Basic Documents.

         (g) The Indenture Trustee shall mail to the Swap Counterparty any notice of Default which the Indenture Trustee mails to Noteholders pursuant to
Section 6.5 of the Indenture.

         (h) The Servicer shall deliver to the Swap Counterparty promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 7.01 of the Servicing Agreement.

         (i) Notice of any termination of the Trust shall be given by the Servicer to the Swap Counterparty as soon as practicable after the Servicer has received notice thereof.

     Section 4.03 Notices of Amendment of the Administration Agreement. The Administrator shall furnish prior notice to the Swap Counterparty of any proposed amendment to the Administration Agreement pursuant to Section 13(b) thereof.

     Section 4.04 Notices of Supplemental Indentures. The Indenture Trustee shall furnish prior notice to the Swap Counterparty of any proposed indentures supplemental to the Indenture under Sections 9.1(b) and 9.2 thereof.

     Section 4.05 Notices of Amendment of the Trust Agreement. Promptly after the execution of an amendment to, or consent under, the Trust Agreement, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Swap Counterparty.

     Section 4.06 Notices of Amendment of the Pooling Agreement. Promptly after the execution of an amendment to, or consent under, the Pooling Agreement, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Swap Counterparty.

                                        4

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     Section 4.07 Notices of Amendment of the Servicing Agreement. Promptly
after the execution of an amendment to, or consent under, the Servicing Agreement, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Swap Counterparty.

     Section 4.08 Notices of Release of Property. The Indenture Trustee shall provide copies to the Swap Counterparty of all of the documents received by it pursuant to Section 8.4(b) of the Indenture.

     Section 4.09 Notices of Release of Collateral. The Indenture Trustee shall provide copies to the Swap Counterparty of any document received by it pursuant to Section 2.9 of the Indenture with respect to the release of Collateral.

     Section 4.10 Notices of Removal of Administrator.

         (a) Subject to Section 10(e) of the Administration Agreement, the Issuer may remove the Administrator without cause pursuant to Section 10(d) of the Administration Agreement by providing the Administrator and the Swap Counterparty with at least 60 days' prior written notice.

         (b) The Issuer shall provide to the Swap Counterparty a copy of any written notice from the Issuer to the Administrator effecting the immediate removal of the Administrator pursuant to Section 10(d) of the Administration Agreement.

     Section 4.11 Notices of Assignment of the Pooling Agreement. The Seller shall provide to the Swap Counterparty notice of any assignment of the Pooling Agreement made pursuant to Section 5.06 thereof.

     Section 4.12 Notices Generally. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Swap Counterparty. The Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Swap Counterparty.

     Section 4.13 Delivery of Reports.

         (a) A copy of any report delivered by the Indenture Trustee pursuant to
Section 7.4 of the Indenture shall, at the time of its mailing to Noteholders, be sent by the Indenture Trustee to the Swap Counterparty.

         (b) The Servicer shall cause the firm delivering the Accountants' Report pursuant to Section 3.02(a) of the Servicing Agreement, to deliver a copy thereof to the Swap Counterparty.

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         (c) The Issuer shall deliver to the Swap Counterparty a copy of the
Officer's Certificate required by Section 3.9 of the Indenture.

         (d) The Servicer shall deliver to the Swap Counterparty, promptly after the execution and delivery of the Pooling Agreement and of each amendment thereto, an Opinion of Counsel as required in Section 5.01 thereof.

                                   ARTICLE V
                                  MISCELLANEOUS

     Section 5.01 Notices. All demands upon, notices to and communications with the Swap Counterparty required hereunder shall be delivered in the manner specified for notices in the Interest Rate Swap, and all other demands upon, notices to and communications upon or to the other parties hereto shall be delivered as specified in Appendix B of the Pooling Agreement.

     Section 5.02 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS BUT WITHOUT PREJUDICE TO THE PROVISIONS OF SECTION 5-1401 OF ITS GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 5.03 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of all of the parties hereto and their respective successors and assigns, including the Issuer.

     Section 5.04 Replacement of the Swap Counterparty. In the event that the Swap Counterparty resigns, is removed or otherwise replaced as Swap Counterparty pursuant to the terms of the Interest Rate Swap, its assignee or successor in interest thereunder shall automatically succeed to the interests of the Swap Counterparty under this Agreement.

     Section 5.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 5.06 Assignment. This Agreement may not be assigned by the Swap Counterparty without the prior written consent of each of the Trust, the Indenture Trustee, the Owner Trustee, NFC and NFRRC, except as provided in
Section 5.04 hereof.

     Section 5.07 Amendments. No change or amendment to this Agreement will be effective unless in writing and signed by all of the parties to this Agreement.

     Section 5.08 Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 5.09 Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute but one and the same instrument.

     Section 5.10 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Owner Trustee, not in its individual, capacity but solely as owner trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other Basic Documents. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer or the Owner Trustee hereunder, the Owner Trustee shall be entitled to the benefits of the terms and provisions of the Trust Agreement.

     Section 5.11 Termination. This Agreement shall terminate with respect to the Interest Rate Swap upon termination of the Interest Rate Swap.

                                     * * * *

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     IN WITNESS WHEREOF, the parties hereto have caused this Swap Counterparty
Rights Agreement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.


                                    NAVISTAR FINANCIAL 2003-B OWNER TRUST


                                    By:  CHASE MANHATTAN BANK USA,
                                         NATIONAL ASSOCIATION, not in its
                                         individual capacity but solely as Owner
                                         Trustee under the Trust Agreement


                                    By: ________________________________________
                                        Name:
                                        Title:


                                    JPMORGAN CHASE BANK


                                    By: ________________________________________
                                        Name:
                                        Title:


                                    NAVISTAR FINANCIAL CORPORATION


                                    By: ________________________________________
                                        Name:
                                        Title:



                                    NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                    CORPORATION


                                    By: ________________________________________
                                        Name:
                                        Title:

                                    THE BANK OF NEW YORK, not in its
                                    individually capacity, but solely as
                                    Indenture Trustee


                                    By: ________________________________________
                                        Name:
                                        Title:

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